Cash and cash equivalents (Details) - USD ($) $ in Millions		Dec. 31, 2023	Dec. 31, 2022
Cash and cash equivalents [Abstract]
Cash at bank available		$ 2,295	$ 2,220
Time deposits		1,337	836
Money Market Funds		1,875	3,106
Interest bearing securities		2,563	3,276
Restricted cash, including collateral deposits		1,572	6,140
Cash and cash equivalents	[1]	9,641	15,579
Collateral deposits related to trading activities		$ 1,572	$ 6,128

[1]	Includes collateral deposits of USD 1,572 million for 2023 related to certain requirements set out by exchanges where Equinor is participating. The corresponding figure for 2022 is USD 6,128 million.